SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                              _____________________

                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  February 11, 1996

                            CALIFORNIA BANCSHARES, INC.
              (Exact name of registrant as specified in its charter)

              Delaware                0-9584             94-2147553
      (State of Incorporation)   (Commission File      (IRS Employer
                                  Number)              Identification
                                                       Number)

       100 Park Place, Suite 140
             San Ramon, CA                                  94583
      (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (510) 743-4200







         Item 5.   Other Events.

                   On February 11, 1996, California Bancshares, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with U.S. Bancorp, an Oregon corporation ("Bancorp"), pursuant to which the Com-pany will be merged with and into Bancorp (the "Merger"). As a result of the Merger, each outstanding share of the Company's common stock, par value $2.50 per share ("Company Common Stock"), will be converted into 0.95 shares of Bancorp Common Stock, par value $5.00 per share ("Bancorp Common Stock"). The Merger is conditioned upon, among other things, approval by shareholders of the Company, and upon certain regulatory ap-provals. The Merger is expected to be completed during the second half of 1996. The Merger Agreement is attached as Ex-hibit 2 hereto and its terms are incorporated herein by refer-ence.

                   As a condition to entering into the Merger Agreement, on February 12, 1996, Bancorp and the Company entered into a Stock Option Agreement between the Company, as issuer, and Ban-corp, as grantee (the "Stock Option Agreement"), pursuant to which the Company granted to Bancorp the right, upon the terms and subject to the conditions set forth therein, to purchase up to 19.9 percent of the outstanding shares of Company Common Stock at a price of $25.75 per share. The Stock Option Agree-ment is attached as Exhibit 3 hereto, and its terms are incor-porated herein by reference.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                   The following exhibits are filed as part of this re-port:


         1.        Press release dated February 12, 1996

         2. Agreement and Plan of Merger, dated as of February 11, 1996, by and between U.S. Bancorp and California Bancshares, Inc.

         3. Stock Option Agreement, dated as of February 12, 1996, by and between California Bancshares, Inc. and U.S. Bancorp







                                    SIGNATURE



                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.


         Dated:  February 22, 1996

                                      CALIFORNIA BANCSHARES, INC.



                                      By /s/ Donald J. Gehb
                                          Donald J. Gehb
                                          Chairman of the Board


































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                                 EXHIBIT INDEX

         Exhibit
         Number                   Description

            1           Press release dated February 12, 1996

            2 Agreement and Plan of Merger, dated as of Feb-ruary 11, 1996, by and between U.S. Bancorp and California Bancshares, Inc.

            3 Stock Option Agreement, dated as of February 12, 1996, by and between California Banc-shares, Inc. and U.S. Bancorp







































                                      -3-